

CORPORATE PRESENTATION

June 2013

TRIANGLE PETROLEUM CORPORATION

FORWARD LOOKING STATEMENT

Certain statements in this press release regarding strategic plans, expectations and objectives for future operations or results are "forward-looking statements" as defined by the Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements, including the risks discussed in the Company's annual report on Form 10-K and the Company's other filings with the Securities and Exchange Commission. Factors that could cause differences include, but are not limited to history of losses; speculative nature of oil and natural gas exploration; changes in estimates of proved reserves; substantial capital requirements and inability to access additional capital; reductions in the borrowing base under the Company's credit facility; reallocations or reductions in the fiscal 2014 capital budget; inability to meet the drilling schedule; changes in tax regulations applicable to the oil and natural gas industry; results of acquisitions; relationships with partners and service providers; inability to acquire additional leasehold interests or other oil and natural gas properties; defects in title to the Company's oil and natural gas interests; inability to manage growth in the Company's businesses, including RockPile Energy Services and Caliber Midstream; changes in the Company's executive management team; inability to control properties that the Company does not operate; lack of diversification; competition in the oil and natural gas industry; global financial conditions; oil and natural gas realized prices; future production and development costs; inability to market and distribute oil and natural gas produced; inability to meet financial and production guidance; failure to achieve the anticipated benefits of the NGP private placement; cancellation of expected RockPile Energy Services completion jobs by third-party operators; lack of funding or operations delays for RockPile Energy Services' second pressure pumping spread or cased hole wireline services; delays or complications in Caliber Midstream's construction operations; Caliber Midstream's inability to secure third party contracts; seasonal weather conditions; government regulation of the oil and natural gas industry, including potential regulations affecting hydraulic fracturing and environmental regulations such as climate change regulations; cybersecurity risks; aboriginal claims; uninsured or underinsured risks; the effect of the Company's commodity derivative instruments and hedging program; and a material weakness in internal accounting controls. The forward-looking statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise.

TABLE OF CONTENTS

TRIANGLE
PETROLEUM CORPORATION

TRIANGLE HIGHLIGHTS

TRIANGLE PETROLEUM CORPORATION

ATUSA	RockPile ENERGY SERVICES	CALIBER MIDSTREAM
TPC wholly owned E&P subsidiary	*TPC wholly owned energy services subsidiary*	*TPC owns 50% of G.P. and 30% of L.P.*

Pure-Play Williston Basin Operator

- ~86,000 net acres, ~60% operated
- Single basin strategy
- 16,050 Mboe in proved reserves (86% oil; 14% gas)[1]
- $282 million proved PV-10 value[1]

Integrated and Efficient Development Model

- Core strategy to increase returns through ownership of value chain, improving the cost structure
- Vertical integration into Oilfield Services and Midstream
- Multi-well pad drilling, zipper-frac'ing, improving costs, completion time

Strong Financial Position

- Approximately $54 million cash (as of April 30, 2013)
- $110 million reserve-based lending facility, hedging program in place
- Top-tier private equity partners

1. *Internal estimate, as of April 30, 2013.*

ACREAGE POSITION


Saskatchewan
Manitoba
Montana
North Dakota
South Dakota
Wyoming
Nebraska
TPLM Operated
Non-Operated
County
Bakken Wells
Three Forks Wells
Station Prospect
Daniels
Roosevelt
Sheridan
Divide
Williams
Montana
North Dakota
Williston
Core Operating Area
Nesson Anticline
Alexander
Watford City
Sidney
Dawson

DETAILS	MCKENZIE COUNTY	WILLIAMS COUNTY/OTHER CORE	STATION PROSPECT [3]
NET ACREAGE	~22,000	~14,000	~50,000
PERCENT OPERATED (%) [1]	50%	64%	65%
BAKKEN DRILLING LOCATIONS [2]	76	56	240
THREE FORKS DRILLING LOCATIONS [2]	38	28	120
TOTAL OPERATED DRILLING LOCATIONS [2]	114	84	360

Source: Triangle Petroleum Corporation, Montana Board of Oil and Gas, and North Dakota Industrial Commission, 2013.

(1) *Operated assumes 30% or greater working interest.*

(2) *Based on 4 Bakken/2 Three Forks wells per unit.*

(3) *Station Prospect is an exploratory area.*

PRODUCTION AND RESERVE HIGHLIGHTS

Net Production Volumes (Boepd)[1]


FY2014 Avg. Daily Production Guidance
3,600 – 4,000 Boepd
Spud first operated well in October 2011
Completed first operated well May 2012
RockPile completed first well August 2013
76
74
450
616
696
1,120
1,389
2,098
2,714
4,950
4,750
Q1 FY'12
Q2 FY'12
Q3 FY'12
Q4 FY'12
Q1 FY'13
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q4 FY'14
Actual Production
Guidance Low Case
Guidance High Case
Avg. Rig Count

Operated vs. Non-Operated Volumes


100%
64%
36%
45%
55%
31%
69%
30%
70%
Q1 FY'13
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Operated Volumes
Non-Operated Volumes

Proved Reserves (MBoe)[2]


1,236 (17% PDP)
1,477 (39% PDP)
2,000 (30% PDP)
7,044 (38% PDP)
8,278 (45% PDP)
14,637 (41% PDP)
16,050 (48% PDP)
Q4 FY'11
Q4 FY'12
Q1 FY'13
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
PDP
PUD

1. *Sold production volumes.*
2. *Proved reserve volumes based on SEC base case price deck.*

OPERATED PROGRAM

TRIANGLE
PETROLEUM CORPORATION

MCKENZIE COUNTY – CORE AREA



WILLIAMS
MCKENZIE
STATE 152-102-36-25-2H
SKEDSVOLD TRUST 151-101-32-29 (1H & 3H)
ROWE 150-101-1-12 (1H & 3H)
DWYER 150-101-21-16-1H
TRIANGLE 150-101-36-25 (5H & 6H)
Alexander
Watford City
Dwyer 150-101-35-26-1H
GULLICKSON 150-101-36-25 (1H & 3H)
LARSON 149-100-9-4 (1H,2H,3H)
FREDERICK JAMES 149-101-3-10-1H
TRIANGLE 149-101-1-12 (1H & 3H)
DWYER 149-101-2-11 (1H & 3H)
GUSTAFSON 148-100-5-8-1H
DWYER 149-101-2-11 (5H & 6H)
STEEN 149-101-13-24 (1H & 3H)



Multi Well Pad
Waiting on Completion
TPLM Operated
Single Well
County
Non-Operated

DETAILS

- ~22,000 net acres; 50% operated
- Completion: plug and perf, 100% ceramic
- Drilling Inventory: 114+ operated locations
- Currently operating 3 full-time drilling rigs and 1 part-time rig
- 55 permits approved or submitted

Average McKenzie County AFE ($mm) FY'14	
Average	$11.5
Less: Average RockPile Elimination	$1.0*
Average Cost with RockPile Elimination	**$10.5**

KEY HIGHLIGHTS

- 19 gross operated wells producing and 5 wells waiting on completion as of June 1st
- Recent downspacing test indicates potential for 8 – 12 locations per 1,280 acre DSU
- Dwyer 35-26-1H: 1st ever remote frac in North Dakota, IP 80 days earlier than typical
- Decreasing spud to total depth days; average of 27 days for Q1 FY'14
- Targeting $10.0 - $10.5 million AFE costs
  - Efficiencies related to pad drilling
  - Caliber reduces pad equipment on site

Source: Triangle Petroleum Corporation and North Dakota Industrial Commission, 2013.
** Reference "Consolidated Elimination" table in RockPile Energy Services slide (pg. 13).*

TRIANGLE PETROLEUM CORPORATION

WILLIAMS COUNTY / OTHER CORE – CORE AREA


MT
ND
Sheridan
LARSEN - 157-101-21-16-1H
LARSEN - 157-101-28-33-1H
STATE - 154-102-25-36 (1H & 3H)
Williston
Roosevelt
Williams
McKenzie
Multi Well Pad
Waiting on Completion
TPLM Operated
Single Well
County
Non-Operated

DETAILS

- ~14,000 net acres; 64% operated
- Completion: plug and perf, 25% ceramic
- Drilling Inventory: 84 operated locations
- 18 permits approved or submitted

Average Williams County AFE ($mm) FY'14	
Average	$10.5
Less: Average RockPile Elimination	$1.0*
Average Cost with RockPile Elimination	**$9.5**

KEY HIGHLIGHTS

- Average total vertical depth 700' shallower than McKenzie County
- Completions require less proppant; sand, not ceramic is primary component
- Spud initial well (Little Muddy 11H) on 1st 2,560 acre DSU
- Nearby operator undergoing 12-well spacing pilot on a single 1,280 acre DSU

Source: Triangle Petroleum Corporation and North Dakota Industrial Commission, 2013.
** Reference "Consolidated Elimination" table in RockPile Energy Services slide (slide 13).*

TRIANGLE PETROLEUM CORPORATION

MONTANA – STATION PROSPECT



Samson Resources
Riva Ridge 33-56H MB
Riva Ridge 0607-2H TF
Sagebrush Resources
SBR 1-36H
DANIELS
SHERIDAN
Southwestern Energy
Bedwell 1H
Whiting Petroleum
Gronlie Farms 24-20
Whiting Petroleum
Olson 21-28
Brigham Beck 15-101-H
Samson Oil & Gas
Australia III
ROOSEVELT
Whiting Petroleum
French 21-26
Samson Oil & Gas
Gretel II
Brigham Rogney 17-8-1-H
Samson Oil & Gas
Australia II
Continental Resources
Abercrombie 1-10H
MCCONE
RICHLAND
Samson Oil & Gas
Australia IV
TPLM Operated
Non-Operated
Select Wells
County

DETAILS

- ~50,000 net acres; 65% operated
- Potential Drilling Inventory: 360 operated locations

KEY HIGHLIGHTS

- Industry activity continues in offsetting townships
- Ongoing exploration programs for Bakken and Three Forks
- New exploration program for conventional Red River initiated by peer operator
- Long-term leasehold allows a "wait-and-see" approach
- Asset provides substantial exploration upside for unconventional and conventional accumulations

OPERATED PROGRAM

Source: Triangle Petroleum Corporation and Montana Board of Oil and Gas, 2013.

VERTICAL INTEGRATION

ROCKPILE ENERGY SERVICES

***RockPile Energy Services, LLC** is focused on providing "Best in Class" pressure pumping and ancillary services in the Williston Basin*

EXPANDING CAPACITY AND CAPABILITIES

- Successfully completed approximately 800 stages through Q1 FY'14
- Reducing days from rig release to first frac; averaged 18 days in Q1 FY'14
- Second spread on-track to be operational in Q2 FY'14
  - Backlog of completion jobs supports additional capacity
  - Total capacity increasing to 36,000 HP to facilitate third party work
- Cased hole wireline services on-track to be operational in Q2 FY'14
  - Expected to complete first job by June 2014
- Targeting to launch 24-hour operations of second spread and cased hole wireline by Q3 FY'14
- To date, completed third party jobs for three 3rd party operators

CONSOLIDATED ELIMINATION

Net Income Eliminated through Q1 FY'14 ($mm)[2]	RPES-Triangle Completed Wells through Q1 FY'14	Avg. Net Income Eliminated per Triangle well ($mm)
$17.0	17	$1.0

GROSS WELLS COMPLETED AND BACKLOG


Wells Completed
Horsepower
18
15
12
9
6
3
0
40,000
30,000
20,000
10,000
-
1
6
1
5
10
4
6
10
5
5
12
6
6
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14E[1]
Triangle Wells
Third Party Wells
Horsepower



1. *Three completions moved from Q1 to Q2 FY'14.*
2. *Reference "Segment Reporting" tables in company financial statements and presentation appendix.*

TRIANGLE PETROLEUM CORPORATION

CALIBER MIDSTREAM

***Caliber Midstream Partners, LP** is focused on providing gathering, transportation and processing in the Williston Basin*


Northern Border Pipeline
Saddle Butte Pipeline
WAWSP
Current Caliber Service
Future Caliber Service
TPLM DSU
• Multiple options for oil, including pipe and rail
• Gas goes to Midwest Markets, including Chicago
Watford City
Lewis SWD
Caliber Central Facility



Strategic Objective

- Get pipe into the ground and trucks off pads
- Offer Bakken operators gathering & processing capabilities at market or better rates
- Facilitate operational efficiencies for producers
- Provide gas and NGL production monetization option

Operations Update

- Since Jan. 2013, injected over 172,000 bbls of water into SWD
- Successfully delivered water to seven Triangle fracs
- Ability to access oil pipelines and rail terminals provides transportation optionality for better price realizations

Timing

- Salt water disposal facility operational
- Fresh water pipeline system operational
- Crude oil processing operational in Q2 FY 2014
- Gas processing operational Q3 FY 2014

Source: Triangle Petroleum Corporation and North Dakota Industrial Commission, 2013.

FINANCIAL OVERVIEW

TRIANGLE
PETROLEUM CORPORATION

CURRENT POSITION

Current Position	
Share Price *(as of June 17, 2013)*	$7.41
90-day % Change	*9.5%*
Shares Outstanding	56.4
Market Capitalization	**$418**
Total Debt *(as of April 30, 2013)* [1]	$202
Bank Debt (TUSA and RockPile)	*$77*
NGP Convertible Note	*$125*
Total Cash *(as of April 30, 2013)*	$54
Total Enterprise Value	**$565**
Total Acreage	86,000
TEV / Acres	**$6,572**

Liquidity Profile	
Total Cash *(as of April 30, 2013)*	$54
Revolver Availability *(as of April 30, 2013)*	$49
RPES Credit Facility Availability *(as of April 30, 2013)*	$10
Total Liquidity	**$113**

Fully Diluted Ownership



4%
96%
Officers & Directors
Public

Current Commitments

- RockPile contractual obligations
- Caliber contractual obligations
- Three full-time rigs and one part-time rig

Hedge Position[2]:

- CY 2013: ~1,500 Bopd hedged, weighted average collar of $86.50 to $102
- CY 2014: ~1,100 Bopd hedged, weighted average collar of $82 to $100

Note: Dollars in U.S. millions, except per share data.

1) $120mm convertible note with a 5% cashless coupon per annum convertible into Triangle stock at $8.00 per share; covenant light.

2) Hedge details in Appendix.

FY2014 CAPITAL BUDGET

BUDGET DETAIL

Capital Expenses	FY2014 Capex Budget ($mm)
TUSA 3-Rig Operated Drilling Program	$165
TUSA Non-Operated Drilling Program	$27
TUSA Land Spend	$6
Infrastructure	$15
RockPile	$20
Variance (~5%)	$12
Total	**$245**

BUDGET ALLOCATION ($245MM)


$12
$20
$6
$15
$27
$165
3-Rig Operated Drilling Program
Non-Operated Drilling Program
TUSA Land Spend
Infrastructure
RockPile
Variance (~5%)

PROJECTED FY2014 DRILLING ACTIVITY

- Drilling program consists of 3 full-time operated rigs and currently 1 part-time operated rig
- Spud ~ 33 gross operated wells
- Complete ~ 28 to 30 gross operated wells

Note: Budget Detail and Budget Allocation based on Management estimates and assumptions as of February 27, 2013. All forward looking information subject to a number of assumptions and uncertainties. They are not a guarantee of future performance.

STAND ALONE BUSINESS SEGMENT FINANCIAL RESULTS AND GUIDANCE

STAND ALONE VS. CONSOLIDATED REVENUE GROWTH



Triangle USA
RockPile Stand Alone
RockPile Consolidated
Caliber
Revenue ($mm)
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
5.2
5.2
8.1
7.5
2.6
7.5
23.9
10.4
10.7
10.4
25.2
16.8
7.4
16.8
0.9
26.9
21.1
0.9
13.1
21.1
Stand Alone
Consolidated
Q1 FY'13 (A)
Q2 FY'13 (A)
Q3 FY'13 (A)
Q4 FY'13 (A)
Q1 FY'14 (A)

TRIANGLE USA (E&P)

	Revenue[1] *($ million)*	EBITDA[2] *($ million)*
Q4 *(Nov'13 – Jan'14)*	$34 - $37	$23 - $26
Q4 Ann.	$136 - $148	$92 - $104
Fiscal 2014	$106 - $116	$70 - $80

ROCKPILE ENERGY SERVICES

	Revenue[1] *($ million)*	EBITDA[2] *($ million)*
Q4 *(Nov'13 – Jan'14)*	$58 - $64	$12 - $15
Q4 Ann.	$232 - $256	$48 - $60
Fiscal 2014	$185 - $202	$42 - $49

CALIBER MIDSTREAM

	Revenue[1] *($ million)*	EBITDA[2] *($ million)*
Q4 *(Nov'13 – Jan'14)*	$2.6 - $3.1	$2.1 - $2.6
Q4 Ann.	$10.4 - $12.4	$8.4 - $10.4
Fiscal 2014	$7.2 - $8.0	$5.2 - $5.8

**Sold production volumes*
**Guidance based on realized oil price of $80.00 per barrel, at least 160 rigs operating in the Bakken, and stable commodity input prices (e.g. guar, proppant).*
**EBITDA estimates do not include TPC (parent company) overhead.*
**Footnotes (1) and (2) describing segment information and non-GAAP measures are located at the back of the Appendix.*

TRIANGLE PETROLEUM CORPORATION

INVESTMENT HIGHLIGHTS



- *Single-basin strategy with a scalable position*
- *Balanced portfolio of low-risk development opportunities and exploration upside*
- *Vertical integration facilitating low-cost strategy*
- *Experienced operations team assembled from leading independent oil companies*
- *Strong balance sheet and risk management program*
- *Substantial production and reserve growth in the near-term*

APPENDIX

SUM-OF-THE-PARTS ANALYSIS

TRIANGLE USA (E&P)

- Q4 FY 2014 estimated average production: 4,800 Boepd
  - $80,000 per flowing barrel[1] = $384 million
- Total core acreage: 36,000
  - $4,857 per acre[1] = $175 million
- Station Prospect (MT) acres: 50,000
  - Cost-basis = $20 million

Implied Value of $579 million, or $10.27 per share

LESS: NET DEBT (AS OF APRIL 30, 2013)

- $202 million debt & $54 million cash = $148 million
- Value of approximately $(2.62) per share

ROCKPILE ENERGY SERVICES

- Q4 FY 2014 estimated annualized EBITDA of $54 million[3]
- Peer group EV/EBITDA range of 4.0x – 6.6x
  - 5.1x average

Implied Value of $275 million, or $4.88 per share

CALIBER MIDSTREAM

- Q4 FY 2014 estimated annualized EBITDA of $9 million[3] net to Triangle's 30% ownership
- Peer group EV/EBITDA range of 9.1x – 20.8x
  - 13.3x average

Implied Value of $120 million, or $2.19 per share

Triangle Petroleum consolidated value of approximately $826 million, or $14.65 per share

1. *Based on recent Liberty – Kodiak M&A deal (42,000 acres, 5,700 Boepd at $660 million purchase price).*
2. *See valuation metrics in Appendix.*
3. *See "Use of Segment Information and Non-GAAP Measures" in the Appendix.*

TRIANGLE PETROLEUM CORPORATION

ROCKPILE ENERGY SERVICES IMPLIED VALUATION

EV/EBITDA MULTIPLE VALUATION

	Low Case	Average Case	High Case
Peer EV/EBITDA	4.0x	5.1x	6.6x
RPES Valuation	$216mm	$276mm	$354mm
TPC per Share	$3.83	$4.89	$6.28

- RockPile Energy Services Q4 FY 2014 estimated annualized EBITDA of approximately $54 million[1]
- Peer group 2013E EV/EBITDA range of 4.0x to 6.6x with an average 5.1x
- Valuation implies $3.83 to $6.28 per share for Triangle Petroleum shareholders

OILFIELD SERVICE PEER GROUP 2013(E) EV/EBITDA



7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
.0x
4.0x
4.1x
4.2x
4.2x
4.7x
4.7x
4.7x
5.0x
5.1x
5.1x
5.2x
5.2x
5.3x
5.4x
5.4x
5.6x
5.6x
6.0x
6.0x
6.6x
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Average
Peer 11
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19

Peer Group: BAS, CDI-T, CFW-T, CJES, ESI-T, FES, HP, KEG, NBR, NR, PDS, PES, PTEN, RES, SPN, SVY-T, TDG-T, WRG-V, XDC-T.
Source: Bloomberg.
1. *See "Use of Segment Information and Non-GAAP Measures" in the Appendix.*
2. *Data as of 5/28/2013*

TRIANGLE PETROLEUM CORPORATION

CALIBER MIDSTREAM IMPLIED VALUATION

EV/EBITDA MULTIPLE VALUATION

	Low Case	Average Case	High Case
Peer EV/EBITDA	9.1x	13.3x	20.8x
Caliber Valuation	$282mm	$412mm	$644mm
TPC Interest	$84mm	$124mm	$193mm
TPC per Share	$1.50	$2.19	$3.43

- Caliber Midstream Q4 FY 2014 estimated annualized EBITDA of $31 million[1], or $9 million net to Triangle's ownership
- Peer group 2013E EV/EBITDA range of 9.1x to 20.8x with an average 13.3x
- Valuation implies $1.50 to $3.43 per share for Triangle Petroleum shareholders
- Potential additional value from Trigger Units and Cashless Warrants package

MIDSTREAM MLP PEER GROUP 2013(E) EV/EBITDA


25.0 x
20.0 x
15.0 x
10.0 x
5.0 x
.0 x
9.1 x
10.4 x
10.5 x
10.8 x
11.0 x
11.3 x
11.5 x
11.5 x
11.7 x
12.0 x
13.3x
13.5 x
13.6 x
13.8 x
14.1 x
14.7 x
15.6 x
16.0 x
17.3 x
17.3 x
20.8 x
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Average
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19
Peer 20

Peer Group: ACMP, AMID, APL, BKEP, CMLP, CPNO, DPM, HEP, MMLP, MWE, NGLS, RGP, RRMS, SMLP, SXE, TCP, TLLP, TLP, WES, XTEX.
Source: Bloomberg.
1. *See "Use of Segment Information and Non-GAAP Measures" in the Appendix.*
2. *Data as of 5/28/2013*

TRIANGLE PETROLEUM CORPORATION

1Q FY2014 INTERSEGMENT TABLE

	Corporate and Other [1]	Exploration and Production	Pressure Pumping Services	Eliminations and Other	Consolidated Total
Revenues					
Oil and natural gas sales	-	21,060	-	-	21,060
Pressure-pumping services for third parties	-	-	15,030	(1,910)	13,120
Intersegment revenues	-	-	11,739	(11,739)	-
Other	276	-	114	(276)	114
Total revenues	276	21,060	26,883	(13,925)	34,294
Expenses					
Production taxes and other lease operating	-	4,660	-	-	4,660
Gathering, transportation and processing	-	37	-	-	37
Depletion, depreciation and amortization	123	6,618	1,239	(507)	7,473
Accretion of asset retirement obligations	-	8	-	-	8
Pressure-pumping	-	-	19,121	(7,935)	11,186
General and Administrative:					
Stock-based compensation	1,062	322	211	-	1,595
Other general and administrative	1,466	1,464	1,979	-	4,909
Total operating expenses	2,651	13,109	22,550	(8,442)	29,868
Income (loss) from operations	(2,375)	7,951	4,333	(5,483)	4,426
Other income (expense)	(415)	1,353	(153)	-	785
Net income (loss) before income taxes	$ (2,790)	$ 9,304	$ 4,180	$ (5,483)	$ 5,211

APPENDIX

1. *Corporate and Other includes our corporate office and several subsidiaries that management does not consider in the exploration and production or pressure pumping segments. These subsidiaries have limited activity.*

TRIANGLE STANDARD HEDGING PROGRAM

Hedge	Period	Volume (Bopd)	Days Remain	Total Volumes	Floor	Avg. Ceiling
Calendar-month-average swap zero cost collar	Cal '13	500	196	182,500	$85.00	$104.30
Calendar-month-average swap zero cost collar	Cal '13	500	196	182,500	$85.00	$100.50
Calendar-month-average swap zero cost collar	Feb-Dec '13	250	196	83,500	$90.00	$101.50
Calendar-month-average swap zero cost collar	May-Dec'13	100	196	24,500	$87.50	$100.00
Calendar-month-average swap zero cost collar	Feb-Jun'13	250	12	37,500	$90.00	$102.50
Calendar-month-average swap zero cost collar	Feb-Sep'13	250	104	60,500	$90.00	$102.50
Calendar-month-average swap zero cost collar	Jan-Mar'14	250	89	22,250	$85.00	$98.75
Calendar-month-average swap zero cost collar	Apr-Jun'14	150	90	13,500	$84.25	$100.00
Calendar-month-average swap zero cost collar	Cal '14	500	365	182,500	$80.00	$101.20
Calendar-month-average swap zero cost collar	Cal '14	250	365	91,250	$82.00	$98.00
Calendar-month-average swap zero cost collar	Cal '14	250	365	91,250	$85.00	$99.50

- Approximately 1,500 barrels of oil per day hedged for the remainder of calendar year 2013
  - Weighted average collar of $86.56 to $102.11
- 1,100 barrels of oil per day hedged for calendar year 2014
  - Weighted average collar of $82.02 to $99.92

TRIANGLE-CALIBER PUT HEDGING PROGRAM

Hedge	Expiry Date	Days Remain	Volume	Strike
Outright bullet puts	12/16/2013	181	500,000	$75.00
Total			**500,000**	

- As of 4/30/2013, fair value of bullet puts approximately $0.7mm

USE OF SEGMENT INFORMATION AND NON-GAAP MEASURES

1) The Company often provides financial metrics for each of Triangle's three segments of operation. Revenues for each segment are disclosed in notes to the financial statements contained in the Company's Form 10-K and Form 10-Q filings, but the sum of those unconsolidated revenues differs from Triangle's consolidated revenues for the corresponding reporting period. Triangle's consolidated revenues would reflect segment revenues reduced for intracompany sales (i.e. for RockPile services to Triangle's E&P segment).

Triangle also believes that unconsolidated segment revenue assists investors in measuring RockPile's performance as a stand-alone company without eliminating, on a consolidated basis, certain revenues attributable to completion services for Triangle's economic interests in new wells operated by Triangle.

2) EBITDA represents income before interest expense, income taxes, depreciation and amortization. EBITDA is not a calculation based upon generally accepted accounting principles in the U.S. ("GAAP"). Triangle has presented ranges of anticipated EBITDA, by segment, because it regularly reviews EBITDA by segment as a measure of the segment's operating performance. Triangle also believes EBITDA assists investors in comparing segment performance on a consistent basis without regard to interest expense, income taxes, depreciation and amortization, which can vary significantly depending upon many factors. Most of Triangle's consolidated interest expense relates to debt of the consolidated parent.

The total of EBITDA by segment is not indicative of Triangle's consolidated EBITDA, which reflects other matters such as (i) additional parent administrative costs, (ii) the aforementioned intracompany eliminations, and (iii) the use of the equity method, rather than consolidation, for Triangle's investment in Caliber. The EBITDA measures presented in the Tables may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.